Fund/Ticker

Fidelity® Nasdaq Composite® Index Tracking Stock/ONEQ

Shares of Fidelity Nasdaq Composite Index Tracking Stock are listed and traded on The Nasdaq Stock Market®.

Summary Prospectus

January 28, 2012

As Revised September 6, 2012

Except when aggregated in Creation Units, shares of Fidelity Nasdaq Composite Index Tracking Stock are not redeemable securities.

ETF Summary

Fund:
Fidelity® Nasdaq Composite® Index Tracking Stock

Investment Objective

Fidelity® Nasdaq Composite® Index Tracking Stock is an exchange-traded fund (ETF).

The ETF seeks to provide investment returns that closely correspond to the price and yield performance of the Nasdaq Composite Index (Index).

Fee Table

The following table describes the fees and expenses that are incurred when you buy and hold shares of the ETF.

Shareholder fees (fees paid directly from your investment)	None

Annual ETF operating expenses
(expenses that you pay each year as a % of the value of your investment)

Management fee		0.24%
Distribution and/or Service (12b-1) fees		0.09%
Other expenses		0.20%
License Fee	0.06%
Other	0.14%
Acquired fund fees and expenses		0.01%
Total annual ETF operating expensesA		0.54%
Fee Waiver and/or expense reimbursement		0.23%
Total annual ETF operating expenses after fee waiver and/or expense reimbursementB		0.31%

A Differs from ratios of expenses to average net assets in the Financial Highlights section of the prospectus because of acquired fund fees and expenses.

B Fidelity Management & Research Company (FMR) has contractually agreed to waive the ETF's expenses to the extent that total operating expenses (excluding interest, taxes, certain securities lending costs, brokerage commissions, extraordinary expenses, and acquired fund fees and expenses, if any), as a percentage of its average net assets, exceed 0.30%. This arrangement will remain in effect through January 31, 2013.

Summary Prospectus

This example helps compare the cost of investing in the ETF with the cost of investing in traditional mutual funds.

Let's say, hypothetically, that the annual return for shares of the ETF is 5% and that your shareholder fees and the annual operating expenses for shares of the ETF are exactly as described in the fee table. This example illustrates the effect of fees and expenses, but is not meant to suggest actual or expected fees and expenses or returns, all of which may vary. For every $10,000 you invested, here's how much you would pay in total expenses if you sell all of your shares at the end of each time period indicated:

1 year	$ 32
3 years	$ 150
5 years	$ 279
10 years	$ 655

Portfolio Turnover

The ETF pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when ETF shares are held in a taxable account. These costs, which are not reflected in annual operating expenses or in the example, affect the ETF's performance. During the most recent fiscal year, the ETF's portfolio turnover rate was 6% of the average value of its portfolio.

Principal Investment Strategies

  Using statistical sampling techniques that take into account such factors as capitalization, industry exposures, dividend yield, price/earnings (P/E) ratio, price/book (P/B) ratio, and earnings growth to create a portfolio of securities listed in the Index that have a similar investment profile to the entire Index.
  Normally investing at least 80% of assets in common stocks included in the Index.
  Lending securities to earn income for the ETF.

Principal Investment Risks

  Stock Market Volatility. Stock markets and, as a result, stock market indexes, are volatile and can decline significantly in response to adverse issuer, political, regulatory, market, or economic developments. Different parts of the market can react differently to these developments. See the statement of additional information (SAI) for a description of market sectors making up the Index.
  Issuer-Specific Changes. The value of an individual security or particular type of security can be more volatile than, and can perform differently from, the market as a whole. The value of securities of smaller issuers can be more volatile than that of larger issuers.

Summary Prospectus

ETF Summary - continued

  Fluctuation of Net Asset Value and Share Price. The net asset value per share (NAV) of the ETF will generally fluctuate with changes in the market value of the ETF's holdings. The ETF's shares are listed on Nasdaq and trade at market prices. Although it is expected that the market price of the ETF's shares will approximate the ETF's NAV, there is no guarantee that will be the case.
  Correlation to Index. The performance of the ETF and the Index may vary somewhat due to factors such as transaction costs, sample selection, and timing differences associated with additions to and deletions from the Index.
  Trading Issues. There can be no assurance that an active trading market will be maintained. Trading may be halted, for example, due to market conditions.

An investment in the ETF is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. You could lose money by investing in the ETF.

Performance

The following information is intended to help you understand the risks of investing in the ETF. The information illustrates the changes in the performance of the ETF's shares from year to year and compares the performance of the ETF's shares to the performance of a securities market index over various periods of time. The index description appears in the Additional Information about the Index section of the prospectus. Past performance (before and after taxes) is not an indication of future performance.

Visit www.fidelity.com/goto/oneq for updated return information.

Year-by-Year Returns

Calendar Years	2004	2005	2006	2007	2008	2009	2010	2011
	8.52%	1.92%	10.18%	10.08%	-39.85%	44.88%	17.80%	-0.96%

During the periods shown in the chart:	Returns	Quarter ended
Highest Quarter Return	20.22%	June 30, 2009
Lowest Quarter Return	-24.28%	December 31, 2008

Summary Prospectus

Average Annual Returns

After-tax returns are calculated using the historical highest individual federal marginal income tax rates, but do not reflect the impact of state or local taxes. Actual after-tax returns may differ depending on your individual circumstances. The after-tax returns shown are not relevant if you hold your shares in a retirement account or in another tax-deferred arrangement. Return After Taxes on Distributions and Sale of ETF Shares may be higher than other returns for the same period due to a tax benefit of realizing a capital loss upon the sale of ETF shares.

For the periods ended December 31, 2011	Past 1 year	Past 5 years	Life of ETFA
Fidelity Nasdaq Composite Index Tracking Stock
Return Before Taxes	-0.96%	2.28%	5.05%
Return After Taxes on Distributions	-1.09%	2.17%	4.93%
Return After Taxes on Distributions and Sale of ETF Shares	-0.46%	1.93%	4.38%
Nasdaq Composite Index (reflects no deduction for fees, expenses, or taxes)	-0.83%	2.43%	5.29%

A From September 25, 2003.

Investment Advisers

FMR is the ETF's manager. Geode Capital Management, LLC (Geode) and FMR Co., Inc. (FMRC) serve as sub-advisers for the ETF.

Portfolio Manager(s)

James Francis (senior portfolio manager) has managed the ETF since October 2011.

Lou Bottari (portfolio manager) has managed the ETF since January 2009.

Maximilian Kaufmann (portfolio manager) has managed the ETF since December 2009.

Patrick Waddell (portfolio manager) has managed the ETF since February 2004.

Peter Matthew (assistant portfolio manager) has managed the ETF since August 2012.

Purchase and Sale of Shares

Unlike shares of traditional mutual funds, shares of the ETF can be purchased or redeemed directly from the ETF at NAV only in large increments called "Creation Units" (100,000 shares per Creation Unit) through certain participants, known as Authorized Participants, in the Depository Trust Company (DTC) or the Continuous Net Settlement System (CNSS) of the National Securities Clearing Corporation. The ETF's Creation Units can be purchased and redeemed principally on an in-kind (rather than on a cash) basis for securities included in the Index. Most individual investors, therefore, will not be able to purchase or redeem shares directly from the ETF at NAV.

Summary Prospectus

ETF Summary - continued

Shares of the ETF are listed and traded on Nasdaq, and individual investors can purchase or sell shares in much smaller increments and for cash in the secondary market through a broker. These transactions, which do not involve the ETF, are made at market prices that may vary throughout the day and may differ from the ETF's NAV. As a result, you may pay more than NAV when you purchase shares, and receive less than NAV when you sell shares, in the secondary market. ETF shares purchased in secondary market transactions are not redeemable from the ETF except in Creation Units.

The ETF is open for business each day that either Nasdaq or the New York Stock Exchange (NYSE) is open.

Tax Information

Distributions you receive from the ETF are subject to federal income tax and generally will be taxed as ordinary income or capital gains, and may also be subject to state or local taxes, unless you are investing through a tax-advantaged retirement account (in which case you may be taxed later, upon withdrawal of your investment from such account).

Payments to Financial Intermediaries

The ETF, FMR, Fidelity Distributors Corporation (FDC), and/or their affiliates may pay intermediaries, including retirement plan sponsors, administrators, or service-providers (who may be affiliated with FMR or FDC), for the sale of ETF shares and related services. These payments may create a conflict of interest by influencing your intermediary and your investment professional to recommend the ETF over another investment. Ask your investment professional or visit your intermediary's web site for more information.

Summary Prospectus

FDC is a member of the Securities Investor Protection Corporation (SIPC). You may obtain information about SIPC, including the SIPC brochure, by visiting www.sipc.org or calling SIPC at 202-371-8300.

Fidelity and Fidelity Investments & Pyramid Design are registered service marks of FMR LLC.

Nasdaq Composite and The Nasdaq Stock Market are registered trademarks of The NASDAQ OMX Group, Inc.

The third party marks appearing above are the marks of their respective owners.

1.922430.104 ETF-SUM-0112-01